April 28, 2025 Q1 2025 – Supplemental Information 1 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitation) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as but not limited to adverse events or conditions impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights 3

Improve Asset Mix Improve Funding Profile 2 Maintain Robust Liquidity and Capital Net Interest Margin Near-term Strategic Priorities Scorecard 5 3 4 1 • Non-brokered deposits grew by $719 million • NIDDA grew by 6% or $453 million • NIDDA at 29% of total deposits, up from 27% at 12/31/24 • Wholesale funding down $1.1 billion • Core C&I and CRE loans, impacted by seasonality, declined by $106 million • Lower yielding and non-core resi, franchise, equipment and municipal finance declined an aggregate $196 million • NIM was 2.81% compared to 2.84% for the prior quarter • Cost of deposits declined to 2.58% from 2.72%, down 0.14% • CET 1 ratio 12.2%; TCE/TA 8.11% • Same day available liquidity $15.6 billion Manage credit • ACL/Loans consistent at 0.92%; commercial ACL 1.34%; office ACL 1.99% • Annualized net charge-off rate 0.33%, 0.24% for trailing 12 months • NPA ratio excluding guaranteed SBA loans 0.67% 4

Highlights from First Quarter Earnings

BankUnited

($ in millions, except per share data)	Q1'25	Q4'24	Q1'24	Change From Q4'24	Change From Q1'24	Key Highlights
Net Interest Income	$233	$239	$215	($6)	$18	
Provision for Credit Losses	$15	$11	$15	$4	$—	
Total Non-interest Income	$22	$25	$27	($3)	($5)	Q4 2024 included $2.5mm of residual leasing income
Total Non-interest Expense	$160	$160	$159	$—	$1	expenses flat
Net Income	$58	$69	$48	($11)	$10	
EPS	$0.78	$0.91	$0.64	($0.13)	$0.14	
Period-end Core C&I and CRE loans	$15,091	$15,197	$14,501	($106)	$590	
Period-end Loans	$23,990	$24,298	$24,226	($308)	($236)	impacted by strategic runoff of resi and unscheduled C&I payoffs.
Non-interest DDA as a percentage of total deposits	29%	27%	27%	2%	2%	
Non-interest DDA	$8,069	$7,616	$7,240	$453	$830	
Period-end Deposits	$28,058	$27,866	$27,027	$192	$1,031	
Loans to Deposits	85.5%	87.2%	89.6%	(1.7%)	(4.1%)	
CET1	12.2%	12.0%	11.6%	0.2%	0.6%	
Total Capital	14.3%	14.1%	13.7%	0.2%	0.6%	
Yield on Loans	5.48%	5.60%	5.78%	(0.12%)	(0.30%)	
Yield on Securities	5.07%	5.31%	5.59%	(0.24%)	(0.52%)	
Cost of Deposits	2.58%	2.72%	3.18%	(0.14%)	(0.60%)	
Net Interest Margin	2.81%	2.84%	2.57%	(0.03%)	0.24%	
Non-performing Assets to Total Assets[(1)]	0.76%	0.73%	0.34%	0.03%	0.42%	
Allowance for Credit Losses to Total Loans	0.92%	0.92%	0.90%	—%	0.02%	
Commercial Allowance for Credit Losses to Total Commercial Loans[(3)]	1.34%	1.37%	1.42%	(0.03)%	(0.08)%	
Net Charge-offs to Average Loans[(2)]	0.33%	0.16%	0.02%	0.17%	0.31%	

1. Includes guaranteed portion of non-accrual SBA loans.
2. Annualized for the three months ended March 31, 2025 and March 31, 2024; ratio for December 31, 2024 represents annual net charge-off rate.
3. For purposes of this ratio, commercial loans includes the core C&I and CRE sub-segments as well as franchise and equipment finance. Due to their unique risk profiles, MWL and municipal finance are excluded from this ratio.

5

Deposits 6

Deposit Trends ($ in millions) $4,807 $3,384 $4,268 $5,164 $4,301 $4,424 $12,660 $13,369 $13,061 $11,136 $11,056 $10,789 $3,020 $3,709 $2,142 $3,403 $4,893 $4,776 $7,009 $8,976 $8,038 $6,835 $7,616 $8,069 $27,496 $29,438 $27,509 $26,538 $27,866 $28,058 Non-interest Demand Interest Demand Money Market / Savings Time 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 Quarterly Cost of Deposits 0.43% 0.19% 1.42% 2.96% 2.72% 2.58% Non-interest bearing as a % of Total Deposits 25.5% 30.5% 29.2% 25.8% 27.3% 28.8% 7

Cost of Funds Trend 8 0.36% 0.16% 1.92% 3.18% 2.63% 2.52% 0.25% 0.25% 4.50% 5.50% 4.50% 4.50% Spot APY - Total Deposits Target Federal Funds Rate Upper Bound 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 (1.00)% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Spot Average Annual Percentage Yield (“APY”) At December 31, 2020 At December 31, 2021 At December 31, 2022 At December 31, 2023 At December 31, 2024 At March 31, 2025 Total non-maturity deposits 0.29% 0.14% 1.83% 2.87% 2.37% 2.25% Total interest-bearing deposits 0.48% 0.23% 2.66% 4.20% 3.58% 3.47% Total deposits 0.36% 0.16% 1.92% 3.18% 2.63% 2.52% Spread Between Fed Funds Upper Bound and Spot APY of Total Deposits

Loans and the Allowance for Credit Losses 9

10 Prudently Underwritten and Well-Diversified Loan Portfolio At March 31, 2025 ($ in millions) Loan Portfolio Over Time $6,348 $8,368 $8,901 $8,209 $7,581 $7,465 $6,896 $5,702 $5,700 $5,819 $6,214 $6,206 $6,448 $6,735 $8,305 $8,907 $8,982 $8,885 $1,259 $1,092 $525 $433 $586 $580$2,915 $1,868 $1,455 $1,266 $935 $854 $23,866 $23,765 $24,886 $24,634 $24,298 $23,990 Other (1) Mortgage Warehouse Lending C&I CRE Residential 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 1. Includes Pinnacle municipal finance, franchise and equipment finance, and PPP.

High Quality CRE Portfolio At March 31, 2025 ($ in millions) Property Type Balance % of Total CRE FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Office $ 1,717 28% 57% 23% 20% 1.58 64.5 % Warehouse/Industrial 1,305 21% 52% 8% 40% 1.81 46.5 % Multifamily 822 13% 52% 48% — % 2.01 49.8 % Retail 1,189 19% 48% 28% 24% 1.80 58.2 % Hotel 480 8% 78% 10% 12% 1.84 44.7 % Construction and Land 603 10% 31% 46% 23 % NA NA Other 90 1% 75% 11% 14% 2.61 45.7% $ 6,206 100% 53% 25% 22% 1.78 54.9% 11 Florida NY Tri State Property Type Wtd. Avg. DSCR Wtd. Avg. LTV Wtd. Avg. DSCR Wtd. Avg. LTV Office 1.59 63.9% 1.67 60.3 % Warehouse/Industrial 1.96 44.4% 1.83 34.3 % Multifamily 2.60 43.6% 1.36 56.5 % Retail 1.93 55.7% 1.47 59.0 % Hotel 1.85 44.9% 1.91 33.0 % Other 2.99 43.0% 1.20 62.9% 1.93 52.6% 1.54 56.1 % Construction and land includes $87 million of office exposure, $84 million in NY New York rent regulated multi-family exposure $113 million

Manageable CRE Maturity Risk At March 31, 2025 ($ in millions) Property Type Maturing in the Next 12 Months % Maturing in the Next 12 Months Fixed Rate or Swapped Maturing in the Next 12 Months Fixed Rate to Borrower Maturing in Next 12 mos. as a % of Total Portfolio Office $ 667 39% $ 383 22 % Warehouse/Industrial 161 12% 114 9 % Multifamily 229 28% 84 10 % Retail 195 16% 150 13 % Hotel 43 9% 35 7 % Construction and Land 217 36% 42 7 % Other 39 43% 39 43% $ 1,551 25% $ 847 14% 12 14% of total CRE portfolio fixed and maturing in the next 12 months Property Type 2025 2026 2027 2028 2029 Thereafter Total Office $ 469 $ 486 $ 298 $ 145 $ 270 $ 49 $ 1,717 Warehouse/Industrial 152 402 333 155 164 99 1,305 Multifamily 196 143 151 105 139 88 822 Retail 176 277 208 247 126 155 1,189 Hotel 43 239 31 61 54 52 480 Construction and Land 158 198 173 — 22 52 603 Other 13 26 19 1 11 20 90 $ 1,207 $ 1,771 $ 1,213 $ 714 $ 786 $ 515 $ 6,206 Maturity Distribution of CRE Loans

CRE Peer Benchmarking 13 34% 33% 26% Peer Median Peer Mean BankUnited, N.A —% 5% 10% 15% 20% 25% 30% 35% 40% 218% 203% 173% —% 50% 100% 150% 200% 250% 1. BKU information as of March 31, 2025 2. CRE peer median information based on December 31, 2024 Call Report data (most recent date available) for banks with total assets between $10 billion and $100 billion CRE / Total Loans(1)(2) CRE / Total Risk Based Capital(1)(2)

CRE Office Portfolio - Additional Information At March 31, 2025 14 • 20% or $347 million of the total office portfolio is medical office • Rent rollover in next 12 months approximately 9% of the total office portfolio; 11% for FL and 8% in NY Tri State • Manhattan stabilized portfolio has approximately 95% occupancy and rent rollover in the next 12 months of 9% • The Florida portfolio is predominantly suburban 42% 21% 19% 13% 4% 1% Manhattan Long Island NY Tri-State Other Queens Brooklyn Bronx 30% 21%21% 10% 9% 9% Tampa Orlando Boca/Palm Beach Miami-Dade Other Broward NY Tri-State by Sub-Market Florida by Sub-Market

Granular, Diversified Commercial & Industrial Portfolio At March 31, 2025 ($ in millions) Industry Balance(1) % of Portfolio Finance and Insurance $ 1,458 16.4 % Health Care and Social Assistance 801 9.0 % Manufacturing 795 9.0 % Utilities 792 8.9 % Wholesale Trade 651 7.3 % Educational Services 639 7.2 % Information 580 6.5 % Transportation and Warehousing 551 6.2 % Real Estate and Rental and Leasing 481 5.4 % Construction 475 5.3 % Retail Trade 338 3.8 % Professional, Scientific, and Technical Services 335 3.8 % Public Administration 238 2.7 % Other Services (except Public Administration) 235 2.6 % Arts, Entertainment, and Recreation 176 2.0 % Accommodation and Food Services 147 1.7 % Administrative and Support and Waste Management 112 1.3 % Other 81 0.9% $ 8,885 100.0% 151. Includes $2.0 billion of owner-occupied real estate Geographic Distribution Florida 33% New York Tri-State 33% Other 34%

$223.2 $13.4 $0.5 $8.1 $(1.4) $(4.7) $(19.4) $219.7 Drivers of Change in the ACL - Current Quarter ($ in millions) Risk Rating Migration and Specific Reserves Economic Forecast Net Charge- Offs ACL 03/31/25 ACL 12/31/24 0.92%0.92%% of Total Loans 16 Change in Qualitative Overlay Portfolio Changes and Other • Current market adjustment • Scenario weighting • Changes to forward path of forecast • New loans net of repayments • Portfolio changes Assumption and Modeling Updates • Primarily related to economic uncertainty

Allocation of the ACL ($ in millions) December 31, 2024 March 31, 2025 Balance % of Loans Balance % of Loans Commercial: Commercial real estate $ 70.5 1.13% $ 65.6 1.06 % Commercial and industrial 138.0 1.54% 136.6 1.54 % Franchise and equipment finance 2.3 1.12% 1.6 0.96 % Total commercial 210.8 1.37% 203.8 1.34 % Pinnacle - municipal finance 0.1 0.02% 0.1 0.02 % Residential and mortgage warehouse lending 12.3 0.15% 15.8 0.20 % Allowance for credit losses $ 223.2 0.92% $ 219.7 0.92 % Asset Quality Ratios December 31, 2024 March 31, 2025 Non-performing loans to total loans(1) 1.03% 1.08 % Non-performing loans, excluding the guaranteed portion of non-accrual SBA loans, to total loans 0.89% 0.94 % Non-performing assets to total assets(1) 0.73% 0.76 % Non-performing assets, excluding the guaranteed portion of non-accrual SBA loans, to total assets 0.63% 0.67 % Allowance for credit losses to non-performing loans(1) 89.01% 84.58 % Net charge-offs to average loans(2) 0.16% 0.33% 17 1. Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $33.0 million and $34.3 million at March 31, 2025 and December 31, 2024, respectively. 2. Annualized for the three months ended March 31, 2025. For the trailing 12 months, the net charge-off ratio was 0.24%. Office Portfolio ACL: 1.99% at March 31, 2025 compared to 2.30% at December 31, 2024.

Asset Quality Metrics 18 Non-Performing Loans to Total Loans Non-Performing Assets to Total Assets Net Charge-offs to Average Loans(1) 1.02% 0.87% 0.42% 0.52% 1.03% 1.08% 0.80% 0.68% 0.26% 0.35% 0.89% 0.94% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.71% 0.58% 0.29% 0.37% 0.73% 0.76% 0.56% 0.45% 0.18% 0.25% 0.63% 0.67% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.26% 0.29% 0.22% 0.09% 0.16% 0.33% 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 —% 0.20% 0.40% 0.60% 1. Annualized for the three months ended March 31, 2025.

Non-Performing Loans by Portfolio Segment ($ in millions) 19 $244 $206 $105 $127 $251 $260 $29 $29 $21 $21 $24 $30 $60 $30 $86 $83 $43 $58 $22 $34 $97 $105 $45 $33 $13 $24 $6 $6 $51 $46 $40 $42 $34 $33$16 $10 $9 $6 $4 $3 Non-Guaranteed Portion of SBA Guaranteed Portion of SBA Franchise and Equipment C&I CRE Residential and Other Consumer 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25

Criticized and Classified Loans ($ in millions) 20 Commercial Real Estate(1) Commercial(1)(2) Special Mention Substandard Accruing Substandard Non-accruing and Doubtful 12/31/20 12/31/21 12/31/2022 12/31/23 12/31/24 03/31/25 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/20 12/31/21 12/31/2022 12/31/23 12/31/24 03/31/25 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 1. Excludes SBA 2. Includes C&I, Pinnacle, franchise and equipment finance, and MWL

Criticized and Classified CRE Loans by Property Type ($ in millions) 21 December 31, 2024 $138 $17 $47 $101 $340 $128 $3 $14 $176 $17 $47 $94$354 $107 $3 $15 Multifamily Hotel Industrial/ Warehouse Retail Office Construction & Land Other SBA March 31, 2025 Construction and land category includes $60 million of office exposure at 3/31/2025 $33 $19$8 $31 $2 Office Multifamily Hotel Construction and Land Other Non-performing CRE loans by Property Type at March 31, 2025

Asset Quality - Delinquencies ($ in millions) 22 Commercial(1) CRE 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 $— $20 $40 $60 $80 $100 Residential(2) 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 $— $20 $40 $60 $80 $100 30-59 Days PD 60-89 Days PD 90 Days+ PD 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 $— $20 $40 $60 $80 $100 1. Includes C&I, Pinnacle, franchise finance and equipment finance 2. Excludes government insured residential loans

Residential Portfolio Overview At March 31, 2025 23 Residential Loan Product Type FICO Distribution(1) Breakdown by LTV(1) 1. Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically at origination Prior 33% 2021 42% 2022 16% 2023 4% 2024 4% 2025 1% >759 75% 720-759 14% <720 or NA 11% Breakdown by Vintage(1) 30 Yr Fixed 34% 15 & 20 Year Fixed 12% 10/1 ARM 12% 5/1 & 7/1 ARM 27% Formerly Covered 1% Govt Insured 14% High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de-minimis charge-offs since inception as well as government insured loans 60% or less 33% 61% - 70% 25% 71% - 80% 40% More than 80% 2%

Investment Portfolio 24

High Quality, Short-Duration Securities Portfolio ($ in millions) December 31, 2024 March 31, 2025 Portfolio Net Unrealized Gain/(Loss) Fair Value Net Unrealized Gain/(Loss) Fair Value US Government and Agency $ (99) $ 3,421 $ (74) $ 3,503 Private label RMBS and CMOs (253) 2,238 (224) 2,286 Private label CMBS (39) 1,784 (29) 1,770 Single family real estate-backed securities (8) 327 (6) 277 CLOs 2 1,133 2 1,058 Other (9) 198 (7) 197 $ (406) $ 9,101 $ (338) $ 9,091 Portfolio Composition US Government and Agency 39% Private label RMBS and CMOs 25% Private label CMBS 19% Single family real estate- backed securities 3% CLOs 12% Other 2% Rating Distribution GOV 39% AAA 52% AA 6% A 1% NR 2% • No expected credit losses on AFS securities • Unrealized losses just 4% of amortized cost • AFS portfolio duration of 1.78; approximately 70% of the portfolio floating rate 25

High Quality, Short-Duration Securities Portfolio At March 31, 2025 Strong credit enhancement levels - no SASB(1) exposure Private Label RMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 2.9 95.5 17.9 2.1 AA 21.4 41.0 29.5 6.5 A 21.3 21.3 21.3 10.4 NR 19.8 20.0 19.9 13.6 Wtd. Avg. 4.6 89.4 18.6 2.9 Private Label CMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 31.1 96.7 48.8 7.8 AA 35.1 75.9 48.1 7.5 A 29.4 60.5 41.2 10.0 Wtd. Avg. 31.5 92.9 48.4 7.8 CLOs Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 39.1 97.2 45.5 15.7 AA 30.9 34.3 32.3 15.4 A 39.3 39.3 39.3 24.7 Wtd. Avg. 38.1 88.1 43.6 15.8 AAA 91% AA 5% A 1% NR 3% AAA 84% AA 12% A 4% AAA 86% AA 13% A 1% 261. Single-asset, single-borrower